Baird LargeCap Fund

Trading Symbols:
BHGSX – Investor Class Shares
BHGIX – Institutional Class Shares

Summary Prospectus
May 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature.  You may also obtain this information at no cost by calling 1‑866‑442‑2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated May 1, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Baird LargeCap Fund (the “Fund”) is to provide long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.49%	0.49%
Total Annual Fund Operating Expenses(1)	1.39%	1.14%
Less: Expense Reimbursement(2)	-0.39%	-0.39%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	0.75%
______________________

(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets (before waivers) found within the “Financial Highlights” section of the prospectus, which reflects the operating expenses of the Fund and does not include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies.

(2)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Investor Class shares and 0.75% of average daily net assets for the Institutional Class shares.  This obligation includes interest expense and the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies and excludes taxes, brokerage commissions and extraordinary expenses.  If such excluded expenses were incurred, Fund expenses would be higher.  The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment.  The agreement will continue in effect at least through April 30, 2018 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the expense reimbursement agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$102	$402	$723	$1,635
Institutional Class Shares	$77	$324	$590	$1,351

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.0% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large-capitalization companies, principally common stocks and American Depositary Receipts (“ADRs”) that are traded on major U.S. exchanges.  Although the Fund principally invests in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities (consisting of common stocks, ordinary shares and ADRs) of foreign companies.  The Fund defines large-capitalization companies as those companies with a market capitalization within the range of companies in the S&P 500® Index at the time of investment.  The Fund may also invest in shares of exchange-traded funds (“ETFs”) that principally invest in large-capitalization companies such as, without limitation, the iShares S&P Index Fund or SPDR S&P 500 ETF.  In selecting investments for the Fund, L2 Asset Management, LLC, the Fund’s sub-advisor (the “Subadvisor”), will focus on securities that, in the Subadvisor’s opinion, are out‑of‑favor in the marketplace but that will experience favorable risk-adjusted returns.  While the Subadvisor considers both “growth” and “value” factors in its investment processes, the Subadvisor may have a tendency to be more value-oriented.

The Subadvisor’s portfolio decision-making process is primarily based on proprietary methodologies that rank securities based on numerous fundamental and other factors incorporating quantitative tools to improve analytical efficiency.  As part of its investment process, the Subadvisor evaluates the outputs from the methodologies based on regular fundamental analyses and uses such evaluation to identify process-oriented items to improve the methodologies.  More specifically, characteristics or items identified as potential risks or opportunities on a fundamental level are tested to see if they are actionable and can be part of a repeatable investment process.  This is done primarily by incorporating relevant fundamental analysis-based insights into the underlying methodologies as and when deemed necessary.

The Subadvisor also seeks to have exposure across various economic sectors that are comparable to the sector weightings of the S&P 500® Index, although some modest over- and under-weights are likely.

Quantitative investment analysis is a method of evaluating securities by analyzing a large amount of data through the use of algorithms or models to generate an investment decision.

Fundamental analysis involves a bottom-up approach to investing through a detailed analysis of specific companies, including their financial statements and financial ratios, management, competitive advantages and markets, in an attempt to determine the value of its stock.

Principal Risks
Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Quantitative Model Investment Risks
The success of the quantitative investment methodologies and processes employed by the Subadvisor depends on the analyses and assessments that were used in developing such methodologies and processes, as well as on the accuracy and reliability of models and data provided by third parties.  Incorrect analyses and assessments or inaccurate or incomplete models and data would adversely affect performance.  Certain events or factors that are assigned little weight may occur or prove to be more likely or may have more relevance than expected, for short or extended periods of time.  It is also possible that prices of securities may move in directions that were not predicted by the Subadvisor’s quantitative methodologies.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Active Share Risks
The Fund may frequently have high “active share,” which measures how much the holdings of the Fund differ from those of the securities in the S&P 500® Index.  Funds that have low active share closely resemble the composition of their benchmark index.  Active share is often used as a gauge of active management and of potential future excess return.  A fund with high active share generally means that the fund’s holdings are meaningfully different from the composition of its benchmark index, in terms of both the securities held and their weightings.  A high level of active share may result in increased return dispersion, volatility and downside risks.

Sector Risks
The Subadvisor’s quantitative investment processes do not limit exposure to any individual economic sector.  When weighted toward one or more economic sectors, the Fund is subject to the risk that adverse events, changes or developments within a particular sector or major companies in that sector may result in a meaningful decline in the value of the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.  The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years.  Continuing market problems may have adverse effects on the Fund.

Management Risks
The Subadvisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect.  Such errors could result in a negative return and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Exchange-Traded Funds Risks
You will indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses.  Accordingly, your cost of investing in the Fund will generally be higher than the cost of investing directly in the ETF.  The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained.  ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track.

Large Market Capitalization Risks
Stocks of companies with certain market capitalizations may perform differently from the equities markets generally. The Fund’s investments will focus on companies with large market capitalizations. At times, large-cap stocks may underperform as compared to small- or mid-cap stocks, and vice versa. Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

Investment Style Risks
From time to time and often for extended periods of time, certain investment styles may be in favor while other investment styles may be out of favor.  When a certain investment style is out of favor, the performance of that style and stocks that meet the parameters of that style may be weaker than styles and stocks that are in favor.  For instance, when the market favors a growth style of investing, growth stocks (e.g., stocks with high price-to earnings or price-to-sales ratios or stocks that have experienced or are perceived as having potential for significant revenue or earnings growth) may perform significantly better than value stocks.  While the Subadvisor considers both “growth” and “value” factors in its investment processes, the Subadvisor may have a tendency to be more value-oriented.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations.  Foreign companies generally are not subject to uniform auditing and financial reporting standards comparable to those applicable to domestic companies.

In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  Geopolitical events, including those in Ukraine and the Middle East, may cause market disruptions.  It is possible that these or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

Recent Events Risks
At this time, it is difficult to predict the legislative and regulatory changes that will result from the combination of a new President of the United States and the first year since 2010 in which both Houses of Congress and the White House have majority memberships from the same political party.  There is uncertainty regarding how the financial markets will react to any potential changes and, as a result, market problems may have adverse effects on the Fund.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception compare with those of a broad measure of market performance.  Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Matthew J. Malgari became the Fund’s portfolio manager on December 23, 2013.  From December 23, 2013 to April 29, 2016, Mr. Malgari managed the Fund as an employee of the Fund’s then sub-advisor, Baird Kailash Group, LLC (“BKG”).  Since April 29, 2016, Mr. Malgari has managed the Fund with co-manager Sanjeev Bhojraj, Ph.D. as employees of the Fund’s current sub-advisor, L2 Asset Management, LLC.  The performance results shown in the bar chart and table reflect periods during which the Fund was managed by the Advisor (September 29, 2000 to December 23, 2013), by BKG (December 23, 2013 to April 29, 2016), and by the Subadvisor (April 29, 2016 to December 31, 2016).  Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd quarter 2009	17.66%
Worst quarter:	4th quarter 2008	-26.49%

Average Annual Total Returns as of December 31, 2016	1 Year	5 Years	10 Years	Since Inception (9/29/00)
Institutional Class
Return Before Taxes	12.94%	13.49%	6.90%	3.35%
Return After Taxes on Distributions	12.56%	10.68%	5.55%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	7.64%	10.39%	5.38%	2.56%
Investor Class
Return Before Taxes	12.67%	13.22%	6.65%	3.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	4.81%

After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary.  After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after‑tax returns depend on your tax situation and may differ from those shown.  After‑tax returns are not relevant if you hold your shares through a tax‑deferred account, such as a 401(k) plan or an individual retirement account.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit that increases the after-tax return.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Subadvisor
L2 Asset Management, LLC is the Fund’s sub-advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Matthew Malgari	2013	Chief Executive Officer, Managing Member and Portfolio Manager of the Subadvisor

Sanjeev Bhojraj, Ph.D.	2016	Chief Investment Officer, Managing Member and Portfolio Manager of the Subadvisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1‑866‑442-2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  You may be taxed later upon the withdrawal of such funds.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.